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                                                                   EXHIBIT 23(C)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
  Board of Directors of
  Pharmacia & Upjohn, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in this registration statement on Form S-4.

                                          /s/ KPMG Peat Marwick LLP
                                          --------------------------------------
Short Hills, New Jersey

August 30, 1995